[AMREIT LOGO]
--------------------------------------------------------------------------------
                       Supplemental Financial Information
                                 March 31, 2007
                                   (Unaudited)

                     Table of Contents                       Page #
                     -----------------                       ------
Corporate Profile                                               1
Consolidated Balance Sheets                                     2
Consolidated Statements of Operations                           3
Consolidated Statements of Operations - Segments              4 - 5

Summary of Operating Results
     Funds From Operations                                      6
     Dividends - All Classes of Common Shares                   6
     Rental Income                                              7
     Real Estate Revenue Allocation                             7
     Discontinued Operations                                    8
     Interest Expense                                           8

Summary Balance Sheet Information
     Common Share Data                                          9
     Capitalization                                             9
     Portfolio Net Asset Value                                  9

Debt Information
     Outstanding Balances and Terms                         10 - 11
     Fixed vs. Variable Rate Debt                              11

Property & Tenant Information
     Property Table                                          12- 13
     Tenant Diversification                                    14
     Leasing Activity Report                                   14
     Lease Expiration Schedule                                 15

This Supplemental Financial Information package contains historical information of the Company and is intended to supplement the Company's Quarterly Report on Form 10-Q for the three months ended March 31, 2007. All financial information in this Supplemental Financial Information package is shown in thousands, except for per share data and share information.

Certain information contained in this Supplemental Financial Information package includes certain forward-looking statements reflecting AmREIT's expectations in the near term that involve a number of risks and uncertainties; however, many factors may materially affect the actual results, including demand for our properties, changes in rental and occupancy rates, changes in property operating costs, interest rate fluctuations, and changes in local and general economic conditions. Accordingly, there is no assurance that AmREIT's expectations will be realized.

Corporate Profile:

AmREIT (AMEX: AMY) is a growing real estate company focused on the development, acquisition, construction, disposition, brokerage, leasing and management of shopping centers in major metropolitan markets throughout the Southwest and Southeast. The company deploys its broad range of real estate development and operating expertise to grow two distinct businesses within AmREIT. The first is a 1.1 million square foot portfolio of "Irreplaceable Corners TM" - Premier retail properties in high traffic, densely populated areas. The second is an advisory and sponsorship business that had a total of $280 million in assets under management as of March 31, 2007. Founded in 1985, AmREIT is a fully integrated equity real estate investment trust that has been public since 2002.


Corporate Office:

8 Greenway Plaza, Suite 1000
Houston, Texas  77046
(800) 888-4400
(713) 850-0498 (fax)
www.amreit.com


Stock Exchange:

American Stock Exchange - AMY

Consolidated Balance Sheets:


                                                                                March 31,      December 31,
                                                                                  2007            2006
                                                                               ------------    ------------
                                                                                (unaudited)

ASSETS
Real estate investments at cost:
    Land                                                                       $    133,345    $    124,751
    Buildings                                                                       140,360         140,487
    Tenant improvements                                                               9,409           9,296
                                                                               ------------    ------------
                                                                                    283,114         274,534
    Less accumulated depreciation and amortization                                  (11,871)        (10,628)
                                                                               ------------    ------------
                                                                                    271,243         263,906
    Net investment in direct financing leases held for investment                    19,200          19,204
    Intangible lease cost, net                                                       15,278          16,016
    Investment in merchant development funds and other affiliates                     2,564           2,651
                                                                               ------------    ------------
    Nettreal estate investments                                                     308,285         301,777

Cash and cash equivalents                                                             7,274           3,415
Tenant receivables, net                                                               4,480           4,330
Accounts receivable, net                                                                703           1,772
Accounts receivable - related party                                                   2,482           1,665
Notes receivable - related party                                                     11,269          10,104
Deferred costs                                                                        2,247           2,045
Other assets                                                                          2,841           3,322
                                                                               ------------    ------------
TOTAL ASSETS                                                                   $    339,581    $    328,430
                                                                               ============    ============

LIABILITIES AND SHAREH0LDERS' EQUITY
Liabilities:
    Notes payable                                                              $    161,914    $    144,453
    Accounts payable and other liabilities                                            4,850           9,162
    Below market leases, net                                                          3,822           3,960
    Security deposits                                                                   678             668
                                                                               ------------    ------------
    TOTAL LIABILITIES                                                               171,264         158,243
                                                                               ------------    ------------

Minority interest                                                                     1,153           1,137

Shareholders' equity:
    Preferred shares, $.01 par value, 10,000,000 shares authorized, none issue-          --
    Class A Common shares, $.01 par value, 50,000,000 shares authorized,
      6,580,305 and 6,549,950 shares issued, respectively                                66              65
    Class B Common shares, $.01 par value, 3,000,000 shares authorized,
      1,049,825 and 1,080,180 shares issued, respectively                                10              11
    Class C Common shares, $.01 par value, 4,400,000 shares authorized,
      4,167,338 and 4,145,531 shares issued, respectively                                42              41
    Class D Common shares, $.01 par value, 17,000,000 shares authorized,
      11,058,788 and 11,039,803 shares issued, respectively                             111             110
    Capital in excess of par value                                                  194,462         194,696
    Accumulated distributions in excess of earnings                                 (26,236)        (23,749)
    Cost of treasury shares, 177,984 and 292,238 Class A shares, respectively        (1,291)         (2,124)
                                                                               ------------    ------------
    TOTAL SHAREHOLDERS' EQUITY                                                      167,164         169,050
                                                                               ------------    ------------
TOTAL LIABILITIES AND SHAREHOLDERS EQUITY                                      $    339,581    $    328,430
                                                                               ============    ============

Consolidated Statements of Operations:


                                                                        2007          2006
                                                                     ----------    ----------
Revenues:
    Rental income from operating leases                              $    7,082    $    5,973
    Earned income from direct financing leases                              507           507
    Real estate fee income                                                  694           751
    Real estate fee income - related party                                  713           767
    Construction revenues                                                    97           621
    Construction revenues - related party                                   876         1,173
    Securities commission income - related party                            993         1,391
    Asset management fee income - related party                             284           158
                                                                     ----------    ----------
       Total revenues                                                    11,246        11,341
                                                                     ----------    ----------

Expenses:
    General and administrative                                            2,210         1,879
    Property expense                                                      1,730         1,015
    Construction costs                                                      861         1,675
    Legal and professional                                                  295           312
    Real estate commissions                                                 421           540
    Securities commissions                                                  829         1,257
    Depreciation and amortization                                         1,941         2,182
                                                                     ----------    ----------
       Total expenses                                                     8,287         8,860
                                                                     ----------    ----------

Operating income                                                          2,959         2,481

Other income (expense):
       Interest and other income - related party                            244           235
       Income from merchant development funds and other affiliates          (12)           98
       Federal income tax expense for taxable REIT subsidiary                20            83
       Interest expense                                                  (2,357)       (1,743)
       Minority interest in income of consolidated joint ventures           (36)          (36)
                                                                     ----------    ----------

Income (loss) before discontinued operations                                999         1,118

Income (loss) from discontinued operations, net of taxes                      5           (30)
Gain on sales of real estate acquired for resale, net of taxes               (1)            5
                                                                     ----------    ----------
       Income from discontinued operations                                    4           (25)
                                                                     ----------    ----------

Net income                                                                1,003         1,093

Distributions paid to class B, C and D shareholders                      (2,705)       (2,906)
                                                                     ----------    ----------

Net (loss) income available to class A shareholders                  $   (1,702)   $   (1,813)
                                                                     ==========    ==========

Net (loss) income per class A common share - basic and diluted
    Loss before discontinued operations                              $    (0.27)   $    (0.28)
    Income from discontinued operations                                    0.00         (0.00)
                                                                     ----------    ----------
    Net (loss) income                                                $    (0.27)   $    (0.28)
                                                                     ==========    ==========

Weighted average class A common shares used to
    compute net (loss) income per share, basic and diluted                6,320         6,425
                                                                     ==========    ==========

Segmented Statements of Operations:

                                                                     Asset Advisory Business
                                                                  ------------------------------
    For the three months                          Real Estate                        Merchant
           ended                                 Development &     Securities       Development
       March 31, 2007             Portfolio       Operations       Operations          Funds            Total
-----------------------------   -------------    -------------    -------------    -------------    -------------
Rental income                   $       7,589    $          --    $          --    $          --    $       7,589
Securities commission income               --               --              993               --              993
Real estate fee income                     --            1,407               --               --            1,407
Construction revenues                      --              973               --               --              973
Asset management fee income                --               --               --              284              284
                                -------------    -------------    -------------    -------------    -------------
         Total revenues                 7,589            2,380              993              284           11,246

General and
    administrative                        435            1,223              486               66            2,210
Property expense                        1,694               36               --               --            1,730
Construction costs                         --              861               --               --              861
Legal and professional                    198               87               10               --              295
Real estate commissions                    --              421               --               --              421
Securities commissions                     --               --              829               --              829
Depreciation and
    amortization                        1,941               --               --               --            1,941
                                -------------    -------------    -------------    -------------    -------------
         Total expenses                 4,268            2,628            1,325               66            8,287

Interest expense                       (2,229)            (125)              (3)              --           (2,357)
Other income/(expense)                    217              163              114              (97)             397

    Income (loss) from
      discontinued operations              --                4               --               --                4

                                -------------    -------------    -------------    -------------    -------------
       Net income (loss)        $       1,309    $        (206)   $        (221)   $         121    $       1,003
                                -------------    -------------    -------------    -------------    -------------


                                                                     Asset Advisory Business
                                                                  ------------------------------
  For the three months                            Real Estate                        Merchant
          ended                                   Development      Securities       Development
     March 31, 2006               Portfolio      & Operations      Operations          Funds           Total
-----------------------------   -------------    -------------    -------------    -------------   -------------
Rental income                   $       6,480    $          --    $          --    $          --   $       6,480
Securities commission income               --               --            1,391               --           1,391
Real estate fee income                     --            1,518               --               --           1,518
Construction revenues                      --            1,794               --               --           1,794
Asset management fee income                --               --               --              158             158
                                -------------    -------------    -------------    -------------   -------------
     Total revenues                     6,480            3,312            1,391              158          11,341

General and
    administrative                        372            1,001              489               17           1,879
Property expense                        1,004               11               --               --           1,015
Construction costs                         --            1,675               --               --           1,675
Legal and professional                    242               60               10               --             312
Real estate commissions                    --              540               --               --             540
Securities commissions                     --               --            1,257               --           1,257
Depreciation and
    amortization                        2,182               --               --               --           2,182
                                -------------    -------------    -------------    -------------   -------------
Total expenses                          3,800            3,287            1,756               17           8,860

Interest expense                       (1,579)            (161)              (3)              --          (1,743)
Other income/ (expense)                   309               58              (10)              23             380

    Income from
      discontinued operations             (27)               2               --               --             (25)

                                -------------    -------------    -------------    -------------   -------------
    Net income (loss)           $       1,383    $         (76)   $        (378)   $         164   $       1,093
                                =============    =============    =============    =============   =============

                                     AmREIT
                          Summary of Operating Results


                                                                Three Months Ended
                                                                     March 31,
                                                            ------------------------
Funds From Operations:                                         2007          2006
                                                            ----------    ----------
Income - before discontinued operations                     $      999    $    1,118
(Loss) Income - from discontinued operations                         4           (25)
Plus depreciation of real estate assets - from operations        1,940         2,164
Plus depreciation of real estate assets - from
    discontinued operations                                          3            10
Adjustments for nonconsolidated affiliates                          17            30
Less class B, C & D distributions                               (2,705)       (2,906)
                                                            ----------    ----------
Total Funds From Operations available to class A
    shareholders                                            $      258    $      391
                                                            ==========    ==========

Weighted Average Class A Shares Outstanding                      6,320         6,425
                                                            ==========    ==========

Funds from Operations per Class A Share                     $     0.04    $     0.06

Dividends:
Class A Common share dividends per share                    $     0.12    $     0.12
Class B Common share dividends per share (1)                $     0.19    $     0.19
Class C Common share dividends per share (2)                $     0.17    $     0.17
Class D Common share dividends per share (3)                $     0.16    $     0.16

(1) The class B common shares receive a cumulative preferred dividend, fixed at 8%, payable quarterly. The shares are currently convertible on a one for one basis into our class A common shares, and became callable by the Company beginning in July 2005 on a one for one basis, or $10.18 in cash at the holders option.

(2) The class C common shares receive a preferred dividend, fixed at 7%, payable monthly. The shares are convertible into our class A common shares based on 110% of invested capital (i.e. $1,000 in class C common shares will convert into $1,100 in class A common shares) after the seventh anniversary of issuance (beginning in 2010). The class C common shares became callable by the Company beginning in August 2006, based on the same conversion formula (110% of invested capital).

(3) The class D common shares receive a fixed 6.5% annual dividend, payable monthly. The shares are convertible into our class A common shares based on 107.7% of invested capital (i.e. $1,000 in class C common shares will convert into $1,077 in class A common shares) after the seventh anniversary of issuance (beginning in 2011). The class D common shares became callable by the Company beginning in July 2005, based on the same conversion formula, prorated for the time the shares were outstanding (107.7% of invested capital).

                                                Three Months Ended
                                                     March 31,
                                                -------------------
Rental and Earned Income:                         2007       2006
                                                --------   --------

   Base minimum rent                            $  5,222   $  4,697
   Earned income from direct financing leases        507        507
   Straight line rent                                146         68
   Over/Under market rent                             31          1
   Percentage rent                                    --        136
   Tenant reimbursements                           1,683        920
   Lease termination fees                             --        151
                                                --------   --------
          Total Rental and Earned Income        $  7,589   $  6,480
                                                ========   ========



                                                              Three Months Ended
                                                                   March 31,
                                                             --------------------
Real Estate Operating Revenue:                                 2007        2006
                                                             --------    --------

Development and construction management fees
         Merchant development funds and affiliates           $    408    $    164
         Unrelated third parties                                   66          --
Leasing and brokerage commissions
         Merchant development funds and affiliates                 98         501
         Unrelated third parties                                  628         751
Property management fees
         Merchant development funds and affiliates                207         102
         Unrelated third parties                                   --          --
                                                             --------    --------
                       Total Real Estate Operating Revenue   $  1,407    $  1,518
                                                             ========    ========
          Percent attributable to merchant
            development funds and affiliates                       51%         51%
          Percent attributable to unrelated third parties          49%         49%

                                                     Three Months Ended
Discontinued operations:                                  March 31,
                                                    --------------------
                                                      2007        2006
                                                    --------    --------
Rental revenue and earned income from DFL           $     24    $     28
Gain on sale of real estate held for investment           --          (7)
Interest and other income                                 --          --
Gain on sale of real estate held for resale               --           5
                                                    --------    --------
       Total revenues                                     24          26
                                                    --------    --------

Property expense                                          --         (12)
General and administrative                                (1)        (15)
Federal income tax expense                                (4)         --
Legal and professional                                    (1)         (8)
Depreciation and amortization                             (3)        (10)
Minority interest                                         (6)         --
Interest expense                                          (5)         (6)
                                                    --------    --------
       Total expenses                                    (20)        (51)
                                                    --------    --------

       Income (loss) from discontinued operations          4         (25)
                                                    ========    ========
Basic and diluted income (loss) from discontinued
  operations per class A common share               $   0.00    $   0.00
                                                    ========    ========


                                           Three Months Ended
                                               March 31,
                                          --------------------
Interest Expense:                           2007        2006
                                          --------    --------
   Interest paid - floating rate          $    357    $    120
   Interest paid - fixed rate                1,992       1,622
   Loan cost amortization                       67          58
   Out-of-market debt amortization             (59)        (57)
                                          --------    --------
                 Total Interest Expense   $  2,357    $  1,743
                                          ========    ========

                                     AmREIT
                        Summary Balance Sheet Information


                                                    March 31, 2007      December 31, 2006
                                                  ------------------    ------------------
Class A Common Share Data:
       Closing market price                       $             8.79    $             8.33

       Dividend yield                                           5.69%                 6.00%

       90-day average trading volume                          23,211                16,474


Total Capitalization:

       Debt                                       $          161,914    $          144,453
       Class A common shares at market                        56,276                52,127
       Class B common shares as converted                      9,228                 8,998
       Class C common shares as converted                     45,841                45,601
       Class D common shares as converted                    119,103               118,899
                                                  ------------------    ------------------
                           Total Capitalization   $          392,362    $          370,078
                                                  ==================    ==================

       Debt to Total Capitalization                             41.3%                 39.0%


Portfolio Net Asset Value Calculation:
Annual Property NOI                      $  23,327,750

Average Property Cap Rate                         6.25%             6.50%

Property Gross Value                       373,244,000       358,888,000
Notes Receivable                            11,269,000        11,269,000
Cash, Receivables, Other                    17,483,000        17,483,000
                                         -------------     -------------
             Total Asset Value             401,996,000       387,640,000

Notes Payable                             (157,761,000)     (157,761,000)
Security Deposits & A/P                     (5,528,000)       (5,528,000)
                                         -------------     -------------
             Total Liabilities            (163,289,000)     (163,289,000)

Minority Interest (1)                       (2,083,000)       (2,083,000)

Total Net Asset Value (NAV)                236,624,000       222,268,000

NAV - Non Traded Shares (2)                165,908,000       165,908,000
NAV - class A common shares (2)             70,716,000        56,360,000

NAV - Per Class A common (2)             $       11.05     $        8.80

(1) Includes the portion of the net asset value that is owned by third parties or management, such as management's ownership interest in AAA CTL.

(2) NAV and NAV per share represent only the portfolio value and other liquid assets. We have not valued the asset advisory business or any of our general partner back end interests in the above analysis.
--------------------------------------------------------------------------------

                                     AmREIT
                                Debt Information


                          Amount          Amount
                        Outstanding     Outstanding      Interest        Annual Debt      Maturity
Description             03-31-2007      12-31-2006         Rate            Service          Date
--------------------   -------------   -------------   -------------    -------------   -------------
Credit Facility (1)    $       9,855   $      11,929            7.82%   $         771     11/4/2007
                       -------------   -------------
     2007 Maturities   $       9,855   $      11,929

MacArthur Park         $      13,410   $      13,410            6.17%   $         827     12/1/2008
                       -------------   -------------
     2008 Maturities   $      13,410   $      13,410

Sugarland IHOP         $       1,144   $       1,155            8.25%   $         138     3/1/2011
Sugar Land Plaza               2,279           2,286            7.60%             203     11/1/2011
                       -------------   -------------
     2011 Maturities   $       3,423   $       3,441

Albuquerque IHOP       $         664   $         670            7.82%   $          75     4/24/2012
Baton Rouge IHOP               1,098           1,107            7.82%             124     4/24/2012
Beaverton IHOP                   779             785            7.82%              88     4/16/2012
Charlottesville IHOP             553             558            7.82%              62     4/24/2012
El Paso #1934 IHOP               668             673            7.82%              75     4/16/2012
Rochester IHOP                   835             842            7.82%              94     4/16/2012
Shawnee IHOP                     659             665            7.82%              74     4/18/2012
5115 Buffalo Spdwy             2,723           2,731            7.58%             241     5/11/2012
Salem IHOP                       547             551            7.82%              61     5/17/2012
Springfield IHOP                 907             915            7.82%             102     6/21/2012
Roanoke IHOP                     629             635            7.89%              71     7/26/2012
Centerville IHOP               1,101           1,110            7.89%             124     7/26/2012
Memphis #4462 IHOP             1,190           1,199            7.89%             134     7/19/2012
Alexandria IHOP                  635             640            7.89%              71     7/19/2012
El Paso #1938 IHOP               795             802            7.89%              89     8/23/2012
La Verne IHOP                    662             668            7.89%              74     8/23/2012
Memphis #4482 IHOP               690             696            7.89%              77     8/23/2012
Parker IHOP                      743             749            7.89%              83     8/23/2012
                       -------------   -------------
     2012 Maturities   $      15,878   $      15,996

Cinco Ranch            $       8,264   $       8,298            5.60%   $         601     7/10/2013
Plaza in the Park             17,466          17,538            5.60%           1,270     7/10/2013
                       -------------   -------------
     2013 Maturities   $      25,730   $      25,836


                            Amount          Amount                           Annual
                          Outstanding     Outstanding      Interest           Debt          Maturity
Description               09-30-2006      12-31-2005         Rate            Service          Date
----------------------   -------------   -------------   -------------    -------------   -------------
Uptown Park              $      49,000   $      49,000            5.37%   $       2,631     6/1/2015
                         -------------   -------------
     2015 Maturities     $      49,000   $      49,000

Southbank - Riverwalk    $      20,000   $          --            5.91%   $       1,182     6/1/2016
                         -------------   -------------
     2016 Maturities     $      20,000   $          --

Bakery Square            $       3,903   $       3,967            8.00%   $         571     2/10/2017
Uptown Plaza Dallas      $      19,900   $          --            5.64%   $       1,122     4/1/2017
                         -------------   -------------
     2017 Maturities     $      23,803   $       3,967

                         -------------   -------------
  Total Maturities (2)   $     161,099   $     143,579
                         =============   =============

(1) Our revolving credit facility is a variable-rate debt instrument, and its outstanding balance fluctuates throughout the year based on our liquidity needs. Annual Debt Service on this debt instrument assumes that the amount outstanding and the interest rate as of March 31, 2007 remain constant through maturity.

(2) Total maturities above are $815 thousand and $874 thousand less than total debt as reported in our consolidated financial statements as of March 31, 2007 and December 31, 2006, respectively, due to the premium recorded on above-market debt assumed in conjunction with certain of our property acquisitions.


Fixed vs. Variable Rate Debt:

                 March 31,         % of        December 31,       % of
                   2007            Total          2006           Total
                ------------   ------------    ------------   ------------

Variable rate   $      9,855            6.1%   $     11,929            8.3%
Fixed rate           152,059           93.9%        132,524           91.7%
                ------------   ------------    ------------   ------------
                $    161,914          100.0%   $    144,453          100.0%

                                     AmREIT
                          Property & Tenant Information

                                                                                          Date
Multi-Tenant Shopping Centers             Major Tenants           City        State     Acquired        GLA
-----------------------------------   ---------------------   -------------   -----   ------------   ----------
Uptown Park - Phase I and II               Ann Taylor,
                                           McCormick &
                                            Schmick's            Houston       TX       6/1/2005        169,110
Southbank - Riverwalk                    Hard Rock Cafe        San Antonio     TX      9/30/2005         46,673
MacArthur Park and Pad Sites                 Kroger              Irving        TX     12/04 &12/05      237,381
Plaza in the Park                            Kroger              Houston       TX       7/1/2004        144,062
Cinco Ranch                                  Kroger              Houston       TX       7/1/2004         97,297
Bakery Square                           Walgreens & Bank
                                           of America            Houston       TX      7/21/2004         34,614
Uptown Plaza                              CVS/pharmacy           Houston       TX      12/10/2003        28,000
Woodlands Plaza                          FedEx/Kinkos &
                                           Rug Gallery        The Woodlands    TX       6/3/1998         20,018
Sugarland Plaza                          Mattress Giant         Sugarland      TX       7/1/1998         16,750
Terrace Shops                               Starbucks            Houston       TX      12/15/2003        16,395
584 N. Germantown Pkwy                     Auto Zone &
(Baptist Memorial Medical Plaza)        Baptist Memorial         Memphis       TN      7/23/2002         15,000
Courtyard on Post Oak                   Verizon Wireless         Houston       TX      6/15/2004         13,597
                                      Grotto, Century Bank,
Uptown Plaza - Dallas                        Pei Wei             Dallas        TX      3/30/2006         33,840
                                                                                                     ----------
Multi-Tenant Shopping Centers Total                                                                     872,737



                                      Annualized
                                      Base Rent
                                        as of
                                      March 31,
Multi-Tenant Shopping Centers            2007      % Leased
-----------------------------------   ----------   ----------
Uptown Park - Phase I and II          $4,520,617           94%
Southbank - Riverwalk                  1,513,352          100%
MacArthur Park and Pad Sites           3,886,451           96%
Plaza in the Park                      2,642,150           98%
Cinco Ranch                            1,228,515           99%
Bakery Square                            823,484           97%
Uptown Plaza                           1,236,646          100%
Woodlands Plaza                          373,317          100%
Sugarland Plaza                          349,612          100%
Terrace Shops                            440,628           93%
584 N. Germantown Pkwy
(Baptist Memorial Medical Plaza)         194,026           75%
Courtyard on Post Oak                    477,361          100%
Uptown Plaza - Dallas                  1,619,902          100%
                                      ----------
Multi-Tenant Shopping Centers Total   19,306,061



                                                                                           Annualized
                                                                                            Base Rent
              Single Tenant                                       Date                        as of
             (Ground Leases)               City        State    Acquired       GLA       March 31, 2007     % Leased
-----------------------------------   --------------   -----   ----------   ----------   ---------------   ----------
CVS Corporation                          Houston        TX     1/10/2003        13,824   $       327,167          100%
Darden Restaurants                    Peachtree City    GA     12/18/1998        6,867            79,366          100%
Carlson Restaurants                      Hanover        MD     9/16/2003         6,802           141,674          100%
Citibank                               San Antonio      TX     12/17/2004        4,439           155,000          100%
Washington Mutual                        Houston        TX     12/11/1996        3,685            98,155          100%
Washington Mutual                     The Woodlands     TX     9/23/1996         3,685            63,996          100%
Woodlands Ring Road - Ground Leases   The Woodlands     TX      2/1/2007        66,349           596,093          100%
                                                                            ----------   ---------------
Single Tenant (Ground Leases) Total                                            105,651         1,461,451


                                                                                      Annualized Base
                                                               Date                     Rent as of
  Single Tenant (Fee Simple)          City        State      Acquired       GLA       March 31, 2007     % Leased
--------------------------------   -----------   --------   ----------   ----------   ---------------   ----------
Golden Corral                        Houston        TX      7/23/2002        12,000           182,994          100%
Golden Corral                        Humble         TX      7/23/2002        12,000           181,688          100%
Carlson Restaurants                  Houston        TX      7/23/2005         8,500           200,000          100%
#1483 IHOP Corporation              Sugarland       TX      9/22/1999         4,020           189,516          100%
#1737 IHOP Corporation (5)         Centerville      UT      7/25/2002         4,020           163,380          100%
#4462 IHOP Corporation (5)           Memphis        TN      8/23/2002         4,020           179,376          100%
#5318 IHOP Corporation               Topeka         KS      9/30/1999         4,020           158,748          100%
AFC, Inc.                            Atlanta        GA      7/23/2002         2,583           119,279          100%
Advance Auto (1)(2)(3)(4)            Various     Various     Various         14,000           Note (1)      Note (1)
                                                                         ----------   ---------------
Single Tenant (Fee Simple) Total                                             65,163         1,374,981


                                                                                      Annualized Base
                                                               Date                     Rent as of
  Single Tenant (Leasehold)           City        State      Acquired       GLA       March 31, 2007     % Leased
--------------------------------   -----------   --------   ----------   ----------   ---------------   ----------
IHOP Corporation (5)                 Various     Various     Various         60,300   $     1,558,056          100%
                                                                         ----------   ---------------   ----------
     Company Total GLA % Leased                                           1,103,851   $    23,700,549           97%

     ---------------------------------------------------------------------------
(1)   Under Development (GLA represents proposed leaseable square footage).
(2)   Held for Sale
(3)   Held in joint venture of which we are the managing 50% owner.
(4) Advance Auto properties are located in MO and IL. Each of the properties has a proposed GLA of 7,000 square feet.
(5) IHOP properties are located in NM, LA, OR, VA, TX, CA, TN, CO, VA, NY, OR, KS, UT and MO. Each of the properties has a GLA of 4,020 square feet. These properties are held by a consolidated subsidiary, 79.0% of which is owned by AmREIT,19.6% of which is owned by AmREIT Income & Growth Fund, one of our affiliated merchant development funds, and 1.4% of which is owned by unaffiliated third parties. We have assigned to management approximately 50% of our back-end participation interest in this entity as part of our long-term incentive compensation program. Accordingly, approximately half of the future net cash flows from such participation interest are owned by management.

Top Tenants by revenue concentration for the three months ended March 31, 2007:

                                                % of Total
                                                 Operating
Tenant                         Rental Income      Revenue
----------------------------   -------------   -------------
Kroger                         $         585            5.20%
IHOP Corporation                         562            5.00%
Landry's                                 261            2.32%
CVS/Pharmacy                             242            2.15%
Hard Rock Cafe International             178            1.58%
Cosniac Restaurant Group                 154            1.37%
Champps Entertainment, Inc.              138            1.23%
Starbucks                                135            1.20%
Linens `N Things                         120            1.07%
McCormick & Schmicks                     117            1.04%
                               -------------   -------------
   Total                       $       2,492           22.16%
                               =============   =============


Leasing Activity for the quarter ended March 31, 2007:


                                                                    Rent per sq. ft.
                                                               ---------------------------
                                 # of leases    Total sq. ft.    New Rent       Old Rent       % Change
                                 ------------   ------------   ------------   ------------   ------------
New leases                                  6          9,519          32.16            N/A            N/A

Activity on Existing Leases:
      Lease renewals                        2          3,773          24.14          20.32          18.77%
      Non-renewals                          1          1,200            N/A          26.00            N/A
      Expired/Cancelled leases              2          2,827            N/A          26.51            N/A

Lease Expirations by Year:

                  Number of
                    Leases       Square      Percent
Expiration Year    Expiring     Footage      of Total
---------------   ----------   ----------   ----------
2007                      10       24,874         2.37%
2008                      23       69,186         6.60%
2009                      33       93,252         8.90%
2010                      32      129,476        12.36%
2011                      51      191,675        18.29%
2012                       9       29,942         2.86%
2013                       8       34,308         3.27%
2014                       6       26,237         2.50%
2015                       2        7,251         0.69%
2016                      11       53,168         5.07%
2017                       3       40,661         3.88%
2019                       1        4,020         0.38%
2020                       4       75,991         7.25%
2021                       3       89,676         8.56%
2022                       1        4,020         0.38%
2023                       1       63,373         6.05%
2024                       3       21,864         2.09%
2025                       7       45,597         4.35%
2026                       4       16,080         1.53%
2027                       3       12,060         1.15%
2056                       1       15,120         1.47%
---------------   ----------   ----------   ----------
Totals                   216    1,047,831       100.00%